MAIN-SUMSUP-1 053119

Summary Prospectus Supplement dated May 31, 2019

The purpose of this supplement is to notify you of changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Invesco Multi-Asset Income Fund

The changes below are effective June 1, 2019. The following information replaces in its entirety the first, second and third paragraphs appearing under the heading “Principal Investment Strategies of the Fund”:

“The Fund seeks to achieve its investment objective by actively allocating assets across multiple income producing asset classes and strategies. The Adviser’s Global Asset Allocation (GAA) Team employs risk balancing strategies intended to manage interest rate, equity and credit risk to seek to create a balanced risk profile for the Fund. The GAA Team implements the Fund’s investment strategy and tactically adjusts the Fund’s portfolio through direct investments, including derivative and hybrid derivative-type instruments, as well as through affiliated and unaffiliated open-end investment companies, including exchange-traded funds (ETFs), and closed-end investment companies. Invesco Advisers, Inc. (Invesco or the Adviser) expects this strategy to provide protection during periods of economic stress while seeking to meet the Fund’s investment objective.

The Fund invests in high income producing asset classes and government bonds. The high income producing asset classes in which the Fund invests are those that are expected to provide income and which the GAA Team believes will increase in value during periods of economic strength. These asset classes include non-investment grade (high yield or “junk”) debt, emerging markets debt, dividend producing equities, securities of real estate and real estate-related issuers (including mortgage real estate investment trusts (REITs), equity REITs, and equity securities of global companies principally engaged in the real estate industry), preferred equities, master limited partnerships (MLPs) and floating rate debt securities and loans. The Fund may also obtain exposure to the foregoing asset classes through equity-linked notes (ELNs), including through ELNs on ETFs. The Fund also invests in government bonds that are expected to provide income and which the GAA Team believes will increase in value during periods of economic stress. The GAA Team determines how to allocate the portfolio among the different asset classes based on yield, liquidity, risk, correlation and tax treatment.

The Fund’s high yield debt investments primarily consist of debt securities of U.S. issuers that are determined to be below investment grade quality. These types of securities are commonly known as “junk bonds.” Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. The Fund invests principally in junk bonds rated B or above by an NRSRO or deemed to be of comparable quality by the Adviser. The Fund may also invest in debt securities of foreign issuers that are determined to be below investment grade quality. The Fund can use derivative instruments, such as credit default swaps, credit default index swaps and ELNs, to manage its exposure to high yield debt investments. The Fund also may invest in Rule 144A private placement securities. There is no requirement with respect to the maturity or duration of high yield debt securities in which the Fund may invest.”

The following information replaces the last sentence of the fourth paragraph appearing under the heading “Principal Investment Strategies of the Fund”:

“The Fund can also invest in credit linked notes, ELNs and derivative instruments such as credit default index swaps to manage its exposure to emerging markets debt investments.”

MAIN-SUMSUP-1 053119

MAIN-SUMSUP-1 053119

The following information replaces the last sentence of the seventh paragraph appearing under the heading “Principal Investment Strategies of the Fund”:

“The Fund may also invest in exchange-traded notes (ETNs) and ELNs that provide exposure to MLPs.”

MAIN-SUMSUP-1 053119